SECURITIES AND EXCHANGE COMMISSION
             WASHINGTON, D.C. 20549

                    FORM 8-K

                  CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the
        Securities Exchange Act of 1934


Date of Report:  December 8, 1995
(Date of earliest event reported)



      Residential Asset Securitization Corporation
 (Exact name of registrant as specified in its charter)


Delaware                   33-56893           51-0362653
(State or Other Juris-    (Commission         (I.R.S.Employer
diction of Incorporation) File Number)      Identification No.)


8400 Normandale Lake Blvd., Suite 600,
Minneapolis, Minnesota                           55437
Address of Principal Executive Office)           (ZipCode)


Registrant's telephone number, including area code:(612)832-7000





Item 5.   Other Events.

          On December 27, 1995, the Registrant will cause the issuance and sale of
Mortgage Pass-Through Certificates, Series 1995-KS4,
 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 1995, among the Registrant, Residential Funding
Corporation, as Master Servicer, and First National Bank of Chicago as Trustee.

In connection with the sale of the Series 1995-KS4, the Class A Certificates (the " underwritten Certificates"), the Registrant
has been advised by Residential Funding Securities Corp. (the
"Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the"Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement , which Computational Materials are being filed manually as exhibits to this report.

       The Computational Materials
filed herewith as Exhibit 99 have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other related information subsequently filed with the Securities and Exchange Commission.


       The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such 0investors. The
Computational Materials may be based on assumptions that differ from the assumptions set forth in the related Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to, or appropriate for, investors other than those specifically requesting them.

        In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

     Certain assumptions may have been made in the Computational Materials which have resulted in certain returns which are detailed in the Computational Materials. No representation is made that any returns set forth in the Computational Materials will be achieved. Changes to the assumptions used theriin may have a material impact on any returns detailed. Past performance is not indicative of future results.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits





Exhibit No.    Item 601(a) of
               Regulation S-K
               Exhibit No.          Description

1              99                   Computational Materials






     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                            RESIDENTIAL ASSET SECURITIZATION
                            CORPORATION

                            By:  /s/William E. Waldusky
                            Name: William E. Waldusky
                            Title:    Vice President






Dated: December 8, 1995



                  EXHIBIT INDEX


               Item 601 (a) of      Sequentially
Exhibit        Regulation S-K       Numbered
Number         Exhibit No.          Description          Format

1                   99        Computational Materials    P




                      EXHIBIT 1

               (Intentionally Omitted)